EXHIBIT 10.11

                              CORPORATE CONSULTING
                              --------------------
                               SERVICES AGREEMENT
                               ------------------

         THIS CORPORATE CONSULTING SERVICES AGREEMENT is made and dated for reference effective (the "Effective Date") as of the 16th day of January 2006.

BETWEEN:
--------

         DAVID SASSO an individual residing in United States and having an address for delivery and service located at 1010 Seminole Drive #1505, Ft. Lauderdale, FL 33304 (the "Consultant");

                                                               OF THE FIRST PART
                                                               -----------------

AND:
----

         TRANSAX INTERNATIONAL LIMITED a company duly incorporated under the laws of the State of Colorado and having an address for delivery and service located at 8th Floor, 5201 Blue Lagoodn Drive, Miami, Florida USA 33126. (the "Company");

                                                              OF THE SECOND PART
                                                              ------------------

         (the Consultant and the Company being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).

         WHEREAS:
         --------

A. The Company is in the business (the "Business") of transactions processing within the Health Insurance Industry either directly or through subsidiary companies;

B. The Company wishes to retain the Consultant as its VICE PRESIDENT INVESTOR RELATIONS & CORPORATE COMMUNICATIONS under this agreement (the "Agreement") to act as the Company's OFFICER to assist the Company to identify financial resources to fund the Business, to identify business opportunities, to identify management candidates and to effect other services provided in this Agreement in order to enhance the Company's management, operating, and financial abilities and to benefit the shareholders of the Company (such forms of interest of the Company generally called the "Objectives");

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         NOW THEREFORE THIS AGREEMENT WITNESSETH THAT THE PARTIES HERETO AGREE
AS FOLLOWS:

                                    ARTICLE I
                                    ---------

                 SERVICES AND RESPONSIBILITIES OF THE CONSULTANT
                 -----------------------------------------------

1.1 CONSULTANT SERVICES. The Consultant will provide such services specified herein on a proactive basis or as the Company may request, from time to time, in order to assist the Company to attempt to achieve the Objectives. Together with such instructions and variations as the Company may give, the Consultant will provide the following specific services and functions to the Company in pursuit of the Objectives:

         (a) You will be responsible for activities which relate to the ways in which a Transax discloses information required for regulatory compliance to shareholders, media, and the wider financial markets.

         (b) Responsibilities include writing and distributing of financial information relating to the company, addressing strategic investor and public relations issues, as well as develop and maintain the Transax corporate message.

         (c) You will also be responsible to research, prepare materials, maintain contacts, and respond to inquiries from investors, prospective shareholders, and the media. Overall, the Corporate Communications position is to assist the company in developing its corporate strategy while managing the entire process.

         (d) assistance in the identification of opportunities and resources which may enhance the Business and shareholder value; and

         (e) such other assistances as the board may reasonably request to achieve the objectives.

(such above-referenced Objectives services being, collectively, the "Consulting Services").

You will also be responsible to research, prepare materials, maintain contacts, and respond to inquiries from investors, prospective shareholders, and the media. Overall, the Corporate Communications position is to assist the company in developing its corporate strategy while managing the entire process.

                                       -2-
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                                   ARTICLE II
                                   ----------

                    INFORMATION TO BE PROVIDED BY THE COMPANY
                    -----------------------------------------

2.1 INFORMATION TO BE MADE AVAILABLE. The Company agrees to make available to the Consultant all corporate, financial and operating information, Company personnel or other consultants, and other reasonable resources which are reasonably necessary and sufficient to allow the Consultant to perform the Consulting Services. The Consultant may provide Company information to Potential Investors, legal and accounting advisers, and other persons, but that such dissemination shall be effected with proper prudence and subject to such reasonable conditions and restrictions as the Company deems necessary or appropriate and subject to insider information rules and restrictions. The Consultant will use such information only for the purposes set out herein and for no competitive or other purpose whatsoever.

2.2 ACCURACY OF THE INFORMATION. The Company agrees that it will bear sole responsibility for the accuracy and completeness of the information provided to the Consultant, except for any information created solely by the Consultant. The Company represents and warrants that the information will be accurate and complete in all material respects and not misleading and will not omit to state any fact or information which would be material in its estimation.

2.3 MATERIAL CHANGE IN INFORMATION. The Company agrees to advise the Consultant promptly of any material change in the affairs of the Company or in any information provided to the Consultant from the date at which such information is given.

                                   ARTICLE III
                                   -----------

                              COMPLIANCE WITH LAWS
                              --------------------

3.1 CONSULTANT COMPLIANCE ISSUES. The Consultant shall comply with all laws, whether federal, provincial or state, applicable to the Consulting Services provided by it and, when requested by the Company, will advise the Company of any particular compliance issues affecting any Consulting Services for which the Consultant's services have been engaged. The Consultant may, at its option, retain counsel experienced in these matters to work with the Consultant and the fees and disbursements of such counsel and accountants will be paid for by the Company, provided always that the Consultant has obtained the prior written approval of the Company to incur such expenses.

3.2 COMPANY COMPLIANCE ISSUES. The Company shall comply with all laws, whether federal, provincial or state, applicable to the Consulting Services and the Company. The Company shall effect best efforts to maintain good standing in the US and other such nation states as the Company board considers appropriate.

3.3 INSIDER ISSUES. The Consultant shall comply with all reasonable endeavors of the Company, industry practice, and law and regulation to ensure that it affords security to information of the Company and that the Consultant, or any persons with whom the Consultant works or with whom the Consultant deals, do not employ information of the Company in any manner contrary to law or fiduciary obligations.

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3.4      TRADING. In the event that the Consultant, or any person with whom the
Consultant works or with whom the Consultant deals, trades in the Company's market then the Consultant shall employ reasonable prudence and good market practice as to such trading and shall effect such in compliance with law.

                                   ARTICLE IV
                                   ----------

                                      TERM
                                      ----

4.1 TERM. The initial term of this Agreement is from the Effective Date and for a period of 12 months therafter (the "Initial Term") subject to a probation period of 90 days. After the Initial Term, and provided that neither Party is in default under the terms and conditions of this Agreement, this Agreement will renew for a subsequent 12 month period.

4.2 TERMINATION. This Agreement may be terminated by either Party, without any requirement for the giving of any cause for such termination, upon 30 days prior written notice.

                                    ARTICLE V
                                    ---------

                         COMPENSATION OF THE CONSULTANT
                         ------------------------------

5.1 COMPENSATION TO THE CONSULTANT. The Consultant shall be compensated for the Consulting Services and its costs as follows:

         (a) CONSULTING FEE: During the Term a cash Consulting fee of $7,000US per month payable in arrears. Then consultant will be responsible for any taxes (federal and state).

         (b) TRANSACTION FEE: Where permitted by law or policy, during the Term where the Consultant brings an opportunity or resource (a "Transaction") to the Company and requests a finder's fee (the "Transaction Fee"), the parties shall in good faith negotiate a Transaction Fee and such shall be payable as negotiated by the parties in accordance with prevailing standards in the US applicable to the Consultant's position.

         (c) 100,000 stock options subject to the approval of the Board of Directors of the company in accordance with the Rules and Regulations of the company's stock option plan.

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5.2      REIMBURSEMENT OF EXPENSES. During the Term the Company shall reimburse the Consultant for all invoiced and substantiated expenses properly incurred for the Consulting Services within 15 days of invoice. The Company shall not be responsible for expenses unless it has given approval as follows:

                  (i)      Any single expense in excess of $500US; and

                  (ii) Any month in which it is anticipated that aggregate expenses will exceed $2000US.

5.3 TRANSACTIONS AFTER THE TERM. Unless a Transaction for which a Transaction Fee would otherwise be payable closes within twelve (12) months of the termination of the Term (unless the Parties have negotiated an amended `sun-set' clause) then no Transaction Fee will be payable.

5.4 FEES TO OTHER PARTIES. If the Company agrees to pay or is required to pay by industry or legal standards, a commission or fee related to a Transaction to anyone else, such commission or fee shall reduce the Transaction Fee only in accordance with negotiations of the Parties. Unless first accepted by the Company in writing, any fees which the Consultant agrees to pay to any other consultant or person to assist with Consulting Services shall be for the account of the Consultant.

                                   ARTICLE VI
                                   ----------

                       INFORMATION AND ADVICE CONFIDENTIAL
                       -----------------------------------

6.1 CONFIDENTIAL INFORMATION. No information furnished hereunder in connection with any transaction or the Consulting Services shall be published by any Party without the prior written consent of the other Party, but such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws.

6.2 CONFIDENTIALITY BY THE CONSULTANT. The Consultant will not, except as authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company, or of any of its subsidiaries, which may come to the Consultant's knowledge during the Term, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company's Businesses and shall not use or permit the same to be used for any purpose of the Consultant not in the pursuit of this Agreement or by any competitor or third party. The Consultant shall immediately advise the Company at the time it shall come to the Consultant's knowledge of any party employing the Company's information for purposes not authorized by this Agreement or the Company and the Consultant shall give the Company all reasonable assistance to protect the Company's information, at the Company's cost. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.

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6.3      OPINIONS, REPORTS AND ADVICE OF THE CONSULTANT. The Consultant
acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any purpose whatsoever. The Consultant agrees that all resources, opportunities, or other matters of value developed or pursued pursuant to this Agreement are the property of the Company and shall accrue to the Company solely.

6.4 RIGHT OF OWNERSHIP TO THE BUSINESS AND RELATED PROPERTY. The Consultant hereby acknowledges and agrees that any and all technology and Business interests of the Company, together with any improvements derived therefrom, and any patents, copyright, trade marks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company. In this regard the Consultant hereby further covenants and agrees not to, during or after the Term, contest the title to any of the Company's Property interests, in any way dispute or impugn the validity of the Company's Property interests or take any action to the detriment of the Company's interests therein. The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the Term, the aforesaid covenant, both during the term of this Agreement and thereafter, is reasonable and commensurate for the protection of the legitimate business interests of the Company. The Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Company's Property interests as soon as the Consultant becomes aware of the infringement or challenge.

6.5 CONSULTANT'S BUSINESS CONDUCT. The Consultant warrants that it shall conduct its Services and other related activities in a manner which is lawful and reputable and which brings good repute to the Company, the Consultant and the Business interests. In this regard the Consultant warrants to provide all Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Company.

                                   ARTICLE VII
                                   -----------

                      INDEMNIFICATION AND LEGAL PROCEEDINGS
                      -------------------------------------

7.1 INDEMNIFICATION. Each Party agrees to indemnify and save the other, its affiliates and their respective directors, officers, employees and agents (each an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatsoever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of breach of this Agreement or of law by the defaulting Party. Specifically, but not to derogate from the forgoing but for certainty for the comfort of the Consultant, the Company agrees to indemnify the Consultant for any actions, losses, proceedings, or other harm suffered, including legal costs as incurred, in the service of the Company except only where such harm was suffered by the Consultant primarily as a consequence of its own grossly negligent or unlawful conduct.

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7.2      CLAIM OF INDEMNIFICATION. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

7.3 NOTICE OF CLAIM. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought, the Indemnified Party will give prompt written notice of any such action of which the Indemnified Party has knowledge and the indemnifying Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the relevant Party of such relevant Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the relevant Party of substantive rights or defenses.

7.4 SETTLEMENT. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto, such consent not to be unreasonable withheld.

7.5 LEGAL PROCEEDINGS. Notwithstanding that the indemnifying Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

         (a)      such counsel has been authorized by the indemnifying Party;

         (b) the indemnifying Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

         (c) the indemnifying Party and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between the Parties; or

         (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to the indemnifying Party.

                                  ARTICLE VIII
                                  ------------

                                  FORCE MAJEURE
                                  -------------

8.1 EVENTS. If either Party hereto is at any time during this Agreement prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its obligations hereunder shall be extended by a period of time equal in length to the period of each prevention or delay.

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8.2      NOTICE. A Party shall within seven calendar days give notice to the other Party of each event of force majeure under section 8.1 hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

                                   ARTICLE IX
                                   ----------

                             DEFAULT AND TERMINATION
                             -----------------------

9.1 DEFAULT. The Parties hereto agree that if either of the Parties is in default with respect to any of the provisions of this Agreement (hereinafter referred to as the "Defaulting Party"), the non-defaulting Party (hereinafter referred to as the "Non-Defaulting Party") shall give notice to the Defaulting Party designating such default, and within fifteen (15) business days after its receipt of such notice, the Defaulting Party shall either:

         (a) cure such default, or diligently commence proceedings to cure such default and prosecute the same to completion without undue delay, with notice to the Non-Defaulting Party of the procedures it has instigated to cure; or

         (b) give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to the appropriate tribunal.

If default is not addressed appropriately in the form required by (a) above, or cured within 15 days of an tribunal's finding of default, then the Non-Defaulting Party may terminate this Agreement at any time, without prejudice to any claims it may have for an accounting or damages.

                                    ARTICLE X
                                    ---------

                                     NOTICE
                                     ------

10.1 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered to the other Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof. Transmission by facsimile, with electronic confirmation, shall be considered delivery.

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10.2     CHANGE OF ADDRESS. Either Party may at any time and from time to time notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

                                   ARTICLE XI
                                   ----------

                               GENERAL PROVISIONS
                               ------------------

11.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties hereto in respect to this subject matter and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

11.2 ENUREMENT AND ASSIGNMENT. This Agreement will enure to the benefit of and will be binding upon the Parties, their respective heirs, executors, administrators and permitted assigns. This Agreement may not be assigned as to any part by any Party without the permission in writing of the other Party, such permission not to be unreasonably withheld.

11.3     TIME OF THE ESSENCE. Time will be of the essence of this Agreement.

11.4 APPLICABLE LAW. The situs of this Agreement is Denver, Coloardo, USA, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws of the State of Colorado.

11.5 INVALID PROVISIONS. If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

11.6 CURRENCY. Unless otherwise stated, all references in this Agreement to currency shall be United States currency.

11.7 SEVERABILITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any Court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

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11.8     COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth on the front page of this Agreement.

11.09 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, the other Party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

         IN WITNESS WHEREOF the Parties hereto have hereunto set their hands in the presence of their duly authorized signatories effective as at the date first above written.



SIGNED for and on behalf of    )
DAVID SASSO                    )        /s/ David Sasso
                                        ---------------
                                        David Sasso





SIGNED for and on behalf of    )
TRANSAX INTERNATIONAL          )
LIMITED                        )        /s/ Stephen Walters
With authority of the Company  )        -------------------
                                        Stephen Walters, President


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